--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]

Alliance Balanced
Shares

Annual Report
July 31, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 25, 2001

Dear Shareholder:

We at Alliance Capital extend our deepest sympathy to all those affected by the tragic events of September 11, and our profound gratitude to all who have demonstrated such boundless courage and bravery in the rescue and recovery efforts. Our thoughts and prayers are with those whose lives have been forever changed by this terrible tragedy.

We are thankfully able to report that all Alliance Capital employees are safe. The firm is intact and all of our systems are fully functional. We did not have to enact our disaster or business recovery protocols, and we are conducting business across all markets.

At the moment, there are, of course, many economic and market unknowns. While we cannot know how the markets will continue to react to these or future events, history would indicate that panic selling at moments of crisis is neither wise nor ultimately profitable. Maintaining a long-term perspective and consulting with your financial advisor are more prudent courses of action.

This report provides you with the performance and market activity for Alliance Balanced Shares (the "Fund") for the annual reporting period ended July 31, 2001.

Investment Objective and Policies

This open-end fund seeks a high return through a combination of current income and capital appreciation. It invests principally in a diversified portfolio of equity and fixed-income securities such as common and preferred stocks, U.S. government and agency obligations, bonds and senior debt securities.

Investment Results

The following table provides performance data for the Fund and its benchmarks, the Standard and Poor's (S&P) 500 Stock Index, the Lehman Brothers (LB) Government/Credit Bond Index, the Salomon Brothers 1-Year Treasury Bond Index and a 60%/25%/15% composite of all three indices for the six- and 12-month periods ended July 31, 2001.

INVESTMENT RESULTS*
Periods Ended July 31, 2001

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Alliance Balanced Shares
  Class A                                                       0.03%     10.42%
--------------------------------------------------------------------------------
  Class B                                                      -0.30%      9.63%
--------------------------------------------------------------------------------
  Class C                                                      -0.37%      9.59%
--------------------------------------------------------------------------------
Lipper Balanced Funds Average                                  -4.70%     -2.12%
--------------------------------------------------------------------------------
S&P 500 Stock Index                                           -10.78%    -14.32%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit Bond Index                    4.23%     12.69%
--------------------------------------------------------------------------------
Salomon Brothers 1-Year Treasury Bond Index                     3.28%      8.02%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

                                                             -------------------
                                                                Total Returns
                                                             -------------------
                                                             6 Months  12 Months
--------------------------------------------------------------------------------

Composite:
60% S&P 500 Stock Index / 25% Lehman
  Brothers Government/ Credit Bond Index
  / 15% Salomon Brothers 1-Year Treasury
  Bond Index                                                   -4.92%     -4.22%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of July 31, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Total return for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers (LB) Government / Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The Composite represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses. The Lipper Balanced Funds Average reflects the performance of 482 funds for the six-month period and 467 funds for the 12-month period ended July 31, 2001. These funds have generally similar investment objectives to Alliance Balanced Shares, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or average, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.

      Additional investment results appear on pages 5-8.

Performance and Strategy

The Fund outperformed its composite, consisting of 60% S&P 500 Stock Index, 25% LB Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Index, and its peer group, the Lipper Balanced Funds Average, for the six- and 12-month periods under review. The Fund's performance was aided by a return to favor of value investing over the period. While the S&P 500 declined 14.3% from July 31, 2000 to July 31, 2001, and also declined 10.8% in the past six months of the fiscal year, value stocks performed much better than growth stocks. The Russell 1000 Value Index rose approximately 7% over the past year and declined 3% over the past six months. The Russell 1000 Growth Index, however, declined 35% over the


--------------------------------------------------------------------------------
2 o ALLIANCE BALANCED SHARES

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

year while declining 22% over the past six months. The equity portion of the Fund invests predominantly in undervalued securities, which participated in the overall value rally of the Fund's portfolio during the period under review.

Stock selection also played an important role in performance as the Fund's portfolio of large holdings, including Pepsi Bottling Group, Tenet Healthcare, Household International, Bank of America, Micron Technology, First Data Corp. and AT&T Corp., contributed with positive returns.

The fixed income component of the Fund was up 12.53% for the 12-month period ended July 31, 2001, modestly ahead of the LB Government/Credit Index. Fixed income allocations remained steady in recent months at 44% Treasuries, 21% agencies and 35% corporates. Earlier this year, we increased the corporate allocation from 32% as Federal Reserve decreases in interest rates underpinned a more constructive environment for spread product (corporate bonds). Recent purchases in the Fund's portfolio include bonds issued by BB&T Corp., a growing Southeastern banking firm, Ralston Purina Co., ahead of its pending acquisition by Nestle, and WorldCom, Inc., a leading communications network provider. While our near-term expectation for lower short-term interest rates is reflected in our slightly longer duration fixed income portfolio as compared to the index, in mid-August we established a modest position in U.S. Treasury inflation indexed securities, inflation protected bonds. Treasury inflation indexed securities could outperform Treasuries should renewed growth in the U.S. economy lead to higher interest rates early in 2002.

Market Outlook

The collapse of the Y2K and internet-driven investment bubble has been exacerbated by the decline in confidence caused by the recent terrorist attacks. The stock market has met the events of September 11 with a classic bottoming reaction. We are now hopeful that the market can begin to move up.

Our forecast is for ample liquidity (induced by lower interest rates and tax rebates) to allow for economic growth to resume by mid 2002. The current low nominal interest rates support demand for fixed income securities. Additionally, renewed economic growth will help corporations arrest recent earnings weakness. A recession seems certain in the near-term with interest rates remaining low, earnings estimates declining and further debt rating downgrades. We continue to actively employ our internal credit analysts in carefully selecting corporate bond investments.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

Thank you for your continued interest and investment in Alliance Balanced Shares. We look forward to reporting to you again in the upcoming months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Paul C. Rissman

Paul C. Rissman
Senior Vice President

[PHOTO]     John D. Carifa

[PHOTO]     Paul C. Rissman

Paul C. Rissman, Portfolio Manager, has over 12 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
GROWTH OF A $10,000 INVESTMENT
7/31/91 TO 7/31/01

S&P 500 Index: $38,576

Composite: $30,550

Alliance Balanced Shares Class A: $28,196

LB Gov't/Credit Bond Index: $21,705

SB 1-Year Treasury Bond Index: $17,410

[The following table was depicted as a mountain chart in the printed material.]

                           Composite
                         (60% S&P 500,                     LB            SB
                        25% LB Govt/Corp,                 Gov't/      1 Year
                          15% SB 1-Yr       S&P          Credit      Treasury
                Fund       Treasury)       Index         Index         Index
-------------------------------------------------------------------------------
7/31/91         9578         10000         10000         10000         10000
7/31/92        10503         11267         11277         11564         10734
7/31/93        11528         12234         12259         12840         11163
7/31/94        11516         12662         12891         12823         11489
7/31/95        13357         15087         16251         14122         12238
7/31/96        14056         16912         18941         14872         12921
7/31/97        18758         22824         28811         16476         13779
7/31/98        21570         26124         34374         17804         14566
7/31/99        24038         29648         41318         18219         15329
7/31/00        25534         31896         45024         19261         16117
7/31/01        28196         30550         38576         21705         17410

This chart illustrates the total value of an assumed $10,000 investment in Alliance Balanced Shares Class A shares (from 7/31/91 to 7/31/01) as compared to the performance of an appropriate composite and indices. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Fund's composite is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers (LB) Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged LB Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. The composite represents a blend of these three indices, as indicated in the preceding text. All comparative indices are unmanaged and reflect no fees or expenses.

When comparing Alliance Balanced Shares to the composite and indices shown above, you should note that no charges or expenses are reflected in the performance of the composite. An investor cannot invest directly in a composite or an index, and its results are not indicative of any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BALANCED SHARES
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

               Alliance Balanced Shares--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                        Alliance Balanced Shares         Composite*
--------------------------------------------------------------------------------
      7/31/92                      9.66%                    12.67%
      7/31/93                      9.76%                     8.58%
      7/31/94                     -0.10%                     3.50%
      7/31/95                     15.99%                    19.15%
      7/31/96                      5.23%                    12.09%
      7/31/97                     33.46%                    34.96%
      7/31/98                     14.99%                    14.46%
      7/31/99                     11.44%                    13.49%
      7/31/00                      6.22%                     7.58%
      7/31/01                     10.42%                    -4.22%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, C and Advisor Class shares will vary from the results shown above due to different expenses charged to these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

* The composite is comprised of 60% Standard & Poor's (S&P) 500 Stock Index, 25% Lehman Brothers Government/Credit Bond Index and 15% Salomon Brothers 1-Year Treasury Bond Index. The unmanaged S&P 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the overall U.S. stock market. The unmanaged Lehman Brothers Government/Credit Bond Index is a broad measure of the performance of intermediate (one- to 10-year) government and corporate fixed-rate debt issues. The Salomon Brothers 1-Year Treasury Bond Index represents performance of U.S. Treasury bills with one-year maturities. An investor cannot invest directly in a composite or an index, and its results are not indicative of the performance for any specific investment, including Alliance Balanced Shares.


--------------------------------------------------------------------------------
6 o ALLIANCE BALANCED SHARES

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
July 31, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $675.0
6/8/32                  Median Market Capitalization ($mil): $37,310
Class B Shares
2/4/91
Class C Shares
5/3/93

SECURITY BREAKDOWN

 55.6% Common Stock
 17.2% Treasury Securities          [PIE CHART]
 13.0% Corporate Bond
  8.2% FNMA
  0.2% Yankee Bonds
  0.1% Preferred Stock

  5.7% Short-Term

All data as of July 31, 2001. The Fund's security breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2001

Class A Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year                10.42%                     5.72%
                    5 Years                14.94%                    13.95%
                   10 Years                11.40%                    10.92%

Class B Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year                 9.63%                     5.63%
                    5 Years                14.06%                    14.06%
                   10 Years(a)             10.72%                    10.72%

Class C Shares
--------------------------------------------------------------------------------
                                   Without Sales Charge        With Sales Charge
                     1 Year                 9.59%                     8.59%
                    5 Years                14.07%                    14.07%
            Since Inception*               11.02%                    11.02%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2001)

                                      Class A           Class B         Class C
--------------------------------------------------------------------------------
                     1 Year             5.77%             5.58%           8.55%
                    5 Years            12.78%            12.89%          12.92%
                   10 Years            11.21%            10.99%(a)       10.99%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

The Fund is a "balanced" fund and must invest at least 25% of its total assets in fixed-income securities. The value of fixed-income securities will change as the general level of interest rates fluctuates. The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since Inception: 5/3/93, Class C.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
8 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
July 31, 2001

                                                                      Percent of
Company                                               Value           Net Assets
--------------------------------------------------------------------------------
U.S. Treasury Notes                            $ 83,738,824                12.4%
--------------------------------------------------------------------------------
Federal National Mortgage Association            55,124,128                 8.2
--------------------------------------------------------------------------------
U.S. Treasury Bonds                              31,184,821                 4.6
--------------------------------------------------------------------------------
AT&T Corp.                                       18,712,505                 2.8
--------------------------------------------------------------------------------
Citigroup, Inc.                                  17,437,632                 2.6
--------------------------------------------------------------------------------
Bank of America Corp.                            14,831,412                 2.2
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                          14,280,340                 2.1
--------------------------------------------------------------------------------
Household International, Inc.                    14,086,625                 2.1
--------------------------------------------------------------------------------
Tyco International, Ltd.                         13,475,400                 2.0
--------------------------------------------------------------------------------
BP Plc (ADR)                                     12,424,188                 1.8
--------------------------------------------------------------------------------
                                               $275,295,875                40.8%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2001

                                             -----------------------------------
                                                    Shares* or Principal
                                             -----------------------------------
Purchases                                         Bought        Holdings 7/31/01
--------------------------------------------------------------------------------
AMR Corp.                                        213,300                 213,300
--------------------------------------------------------------------------------
Chevron Corp.                                     77,000                  77,000
--------------------------------------------------------------------------------
Federal National Mortgage Assoc.,
   5.50%, 3/15/11                             $7,500,000              $7,500,000
--------------------------------------------------------------------------------
Honeywell International, Inc.                    185,000                 185,000
--------------------------------------------------------------------------------
KeyCorp.                                         311,800                 311,800
--------------------------------------------------------------------------------
Pharmacia Corp.                                  203,800                 257,400
--------------------------------------------------------------------------------
SBC Communications, Inc.                         168,600                 194,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.00%, 2/15/11           $15,975,000             $15,975,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 5.75%, 8/15/10           $16,000,000             $19,850,000
--------------------------------------------------------------------------------
U.S. Treasury Note, 6.875%, 5/15/06           $7,000,000             $15,825,000
--------------------------------------------------------------------------------

Sales                                              Sold         Holdings 7/31/01
--------------------------------------------------------------------------------
AFLAC, Inc.                                      59,000                      -0-
--------------------------------------------------------------------------------
Altera Corp.                                    178,300                      -0-
--------------------------------------------------------------------------------
AT&T Corp.--Liberty Media Group Cl.A            218,000                      -0-
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                            61,000                      -0-
--------------------------------------------------------------------------------
Gannett Co., Inc.                                54,500                      -0-
--------------------------------------------------------------------------------
Johnson & Johnson                                22,800                  43,400
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                93,500                      -0-
--------------------------------------------------------------------------------
Schering-Plough Corp.                           143,000                      -0-
--------------------------------------------------------------------------------
Tenet Healthcare Corp.                           65,500                 162,000
--------------------------------------------------------------------------------
The Pepsi Bottling Group, Inc.                  229,900                      -0-
--------------------------------------------------------------------------------

*     Adjusted for stock splits.


--------------------------------------------------------------------------------
                                                    ALLIANCE BALANCED SHARES o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2001

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Common Stocks & Other Investments-55.1%

Finance-14.1%
Banking - Money Center-2.1%
J.P. Morgan Chase & Co. ....................           329,800     $  14,280,340
                                                                   -------------

Banking - Regional-4.7%
Bank of America Corp. ......................           233,125        14,831,412
Bank One Corp. .............................           214,600         8,307,166
KeyCorp. ...................................           311,800         8,340,650
                                                                   -------------
                                                                      31,479,228
                                                                   -------------
Brokerage & Money Management-0.5%
Morgan Stanley Dean Witter & Co. ...........            60,000         3,589,200
                                                                   -------------

Mortgage Banking-1.1%
MGIC Investment Corp. ......................            26,000         1,951,040
PMI Group, Inc. ............................            24,000         1,656,000
Washington Mutual, Inc. ....................            92,000         3,727,840
                                                                   -------------
                                                                       7,334,880
                                                                   -------------
Miscellaneous-5.7%
Citigroup, Inc. ............................           347,294        17,437,632
Household International, Inc. ..............           212,500        14,086,625
MBNA Corp. .................................           197,187         6,980,420
                                                                   -------------
                                                                      38,504,677
                                                                   -------------
                                                                      95,188,325
                                                                   -------------
Energy-7.4%
Domestic Producers-1.4%
Apache Corp. ...............................            91,500         4,753,425
Kerr-McGee Corp. ...........................            53,900         3,405,402
Occidental Petroleum Corp. .................            58,000         1,603,120
                                                                   -------------
                                                                       9,761,947
                                                                   -------------
International-2.9%
BP Plc (ADR) (United Kingdom)...............           251,400        12,424,188
Chevron Corp. ..............................            77,000         7,037,030
                                                                   -------------
                                                                      19,461,218
                                                                   -------------
Oil Service-1.8%
Baker Hughes, Inc. .........................            92,000         3,273,360
Noble Drilling Corp.(a).....................           168,200         5,162,058
Transocean Sedco Forex, Inc. ...............           115,000         3,713,350
                                                                   -------------
                                                                      12,148,768
                                                                   -------------
Miscellaneous-1.3%
Dynegy, Inc. Cl.A...........................           191,800         8,895,684
                                                                   -------------
                                                                      50,267,617
                                                                   -------------


--------------------------------------------------------------------------------
10 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Technology-6.1%
Communication Equipment-0.7%
JDS Uniphase Corp.(a).......................            43,600     $     402,864
Nokia Corp. (ADR) (Finland).................           200,000         4,362,000
                                                                   -------------
                                                                       4,764,864
                                                                   -------------
Computer Services-1.7%
Computer Sciences Corp.(a)..................            30,000         1,083,300
Electronic Data Systems Corp. ..............            82,000         5,235,700
First Data Corp. ...........................            74,900         5,192,068
                                                                   -------------
                                                                      11,511,068
                                                                   -------------
Contract Manufacturing-1.5%
Flextronics International, Ltd. (Singapore)(a)         201,000         5,465,190
Sanmina Corp.(a)............................           167,000         3,642,270
Solectron Corp.(a)..........................            52,200           912,456
                                                                   -------------
                                                                      10,019,916
                                                                   -------------
Semi-Conductor Components-1.9%
Agere Systems, Inc. Cl.A(a).................           230,000         1,271,900
Fairchild Semiconductor Corp. Cl.A(a).......            41,900           999,315
Micron Technology, Inc.(a)..................           243,700        10,235,400
                                                                   -------------
                                                                      12,506,615
                                                                   -------------
Software-0.3%
BEA Systems, Inc.(a)........................            76,000         1,675,800
Siebel Systems, Inc.(a).....................            16,500           568,590
                                                                   -------------
                                                                       2,244,390
                                                                   -------------
                                                                      41,046,853
                                                                   -------------
Consumer Staples-5.5%
Beverages-1.0%
Anheuser-Busch Cos., Inc. ..................           163,500         7,081,185
                                                                   -------------

Cosmetics-1.0%
Avon Products, Inc. ........................           143,300         6,647,687
                                                                   -------------

Retail - Food & Drug-1.7%
Kroger Co.(a)...............................           451,000        11,888,360
                                                                   -------------

Tobacco-1.8%
Philip Morris Cos., Inc. ...................           261,500        11,898,250
                                                                   -------------
                                                                      37,515,482
                                                                   -------------
Health Care-5.1%
Biotechnology-0.1%
Applera Corp.-Applied Biosystems Group......            24,200           682,440
                                                                   -------------

Drugs-1.7%
Pharmacia Corp. ............................           257,400        11,485,188
                                                                   -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Medical Products-1.1%
Abbott Laboratories.........................            96,700     $   5,182,153
Johnson & Johnson...........................            43,400         2,347,940
                                                                   -------------
                                                                       7,530,093
                                                                   -------------
Medical Services-2.2%
Cardinal Health, Inc. ......................            54,000         3,976,020
IMS Health, Inc. ...........................            58,400         1,500,880
Tenet Healthcare Corp. .....................           162,000         8,992,620
                                                                   -------------
                                                                      14,469,520
                                                                   -------------
                                                                      34,167,241
                                                                   -------------
Consumer Services-5.1%
Airlines-1.7%
AMR Corp. ..................................           213,300         7,497,495
Continental Airlines, Inc. Cl.B(a)..........            77,900         3,853,713
                                                                   -------------
                                                                      11,351,208
                                                                   -------------
Broadcasting & Cable-1.7%
Comcast Corp. Cl.A(a).......................           298,700        11,359,561
Optel, Inc. warrants, expiring 12/30/04(a)(b)            1,000                10
United Pan Europe
   warrants, expiring 12/08/01(a)...........               971                 0
United Pan Europe Cl.A pfd.(a)(c)(d)........                 2            10,000
                                                                   -------------
                                                                      11,369,571
                                                                   -------------
Cellular Communications-0.4%
AT&T Wireless Services, Inc.(a).............           151,278         2,827,386
                                                                   -------------

Entertainment & Leisure-0.7%
Royal Caribbean Cruises, Ltd. ..............            71,700         1,694,271
The Walt Disney Co. ........................           121,400         3,198,890
                                                                   -------------
                                                                       4,893,161
                                                                   -------------
Gaming-0.2%
Park Place Entertainment Corp.(a)...........           110,000         1,178,100
                                                                   -------------

Printing & Publishing-0.0%
American Banknote Corp.
   warrants, expiring 12/01/02(a)(b)........             1,000                10
                                                                   -------------

Retail - General Merchandise-0.4%
Limited, Inc. ..............................           149,400         2,535,318
                                                                   -------------
                                                                      34,154,754
                                                                   -------------
Utilities-4.2%
Electric & Gas Utility-1.0%
AES Corp.(a)................................            31,400         1,202,620
Duke Energy Corp. ..........................            76,000         2,934,360
FirstEnergy Corp. ..........................            58,000         1,759,720
FPL Group, Inc. ............................            23,900         1,290,600
                                                                   -------------
                                                                       7,187,300
                                                                   -------------


--------------------------------------------------------------------------------
12 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                 Shares             Value
--------------------------------------------------------------------------------

Telephone Utility-3.2%
AT&T Corp. .................................           590,100     $  11,925,921
SBC Communications, Inc. ...................           194,000         8,735,820
Viatel, Inc.(a).............................             4,090               143
WorldCom, Inc. .............................            50,125           701,750
WorldCom, Inc. - MCI Group(a)...............             2,005            26,627
                                                                   -------------
                                                                      21,390,261
                                                                   -------------
                                                                      28,577,561
                                                                   -------------
Multi-Industry Companies-3.2%
Honeywell International, Inc. ..............           185,000         6,820,950
Tyco International, Ltd. ...................           253,297        13,475,400
Viad Corp. .................................            48,000         1,175,040
                                                                   -------------
                                                                      21,471,390
                                                                   -------------
Basic Industry-1.6%
Chemicals-1.4%
E.I. du Pont de Nemours & Co. ..............            79,000         3,382,780
Eastman Chemical Co. .......................            22,400           982,912
Lyondell Chemical Co. ......................           242,000         3,494,480
Solutia, Inc. ..............................           117,000         1,588,860
                                                                   -------------
                                                                       9,449,032
                                                                   -------------
Mining & Metals-0.2%
Alcoa, Inc. ................................            42,000         1,647,660
                                                                   -------------
                                                                      11,096,692
                                                                   -------------
Capital Goods-1.6%
Miscellaneous-1.6%
General Electric Co. .......................            88,000         3,828,000
United Technologies Corp. ..................            91,200         6,694,080
                                                                   -------------
                                                                      10,522,080
                                                                   -------------
Transportation-0.9%
Railroad-0.9%
Burlington Northern Santa Fe Corp. .........            58,000         1,550,920
Union Pacific Corp. ........................            91,000         4,885,790
                                                                   -------------
                                                                       6,436,710
                                                                   -------------
Consumer Manufacturing-0.3%
Auto & Related-0.2%
Delphi Automotive Systems Corp. ............            80,000         1,308,800
                                                                   -------------

Building & Related-0.1%
American Standard Cos., Inc.(a).............             7,100           483,155
                                                                   -------------
                                                                       1,791,955
                                                                   -------------

Total Common Stocks & Other Investments
   (cost $331,691,686)......................                         372,236,660
                                                                   -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Debt Obligations-38.4%
U.S. Government & Agency Obligations-25.2%
Federal National Mortgage Assoc.
   5.50%, 3/15/11...........................           $ 7,500     $   7,362,900
   6.00%, 12/15/05..........................             5,500         5,708,835
   6.625%, 10/15/07.........................            12,000        12,811,920
   6.75%, 8/15/02...........................            28,350        29,240,473
U.S. Treasury Bonds
   6.25%, 8/15/23...........................             7,800         8,414,250
   6.25%, 5/15/30...........................               100           109,594
   6.875%, 8/15/25..........................             8,475         9,865,408
   8.125%, 8/15/19..........................             8,815        11,357,599
   9.875%, 11/15/15(d)......................             1,000         1,437,970
U.S. Treasury Notes
   4.625%, 5/15/06..........................             5,000         5,023,450
   5.00%, 2/15/11...........................            15,975        15,927,554
   5.625%, 5/15/08..........................             1,700         1,776,228
   5.75%, 8/15/10...........................            19,850        20,879,619
   6.00%, 8/15/09...........................             3,150         3,361,649
   6.125%, 8/31/02..........................             8,000         8,217,520
   6.875%, 5/15/06..........................            15,825        17,365,406
   7.25%, 5/15/04...........................             8,000         8,651,280
   7.50%, 2/15/05...........................             2,300         2,536,118
                                                                   -------------
                                                                     170,047,773
                                                                   -------------

Corporate Debt Obligations-13.2%
Aerospace-Defense-0.3%
Northrop Grumman Corp.
   7.125%, 2/15/11(b).......................             1,275         1,297,963
Raytheon Co.
   8.20%, 3/01/06...........................               900           946,816
                                                                   -------------
                                                                       2,244,779
                                                                   -------------

Air Transportation-0.0%
United Airlines, Inc.
   7.811%, 10/01/09.........................               250           264,941
                                                                   -------------

Automotive-0.0%
Federal Mogul Corp.
   7.875%, 7/01/10..........................             1,800           243,000
                                                                   -------------

Banking-2.4%
Bank One Corp.
   7.875%, 8/01/10..........................               800           883,318
Barclays Bank Plc
   8.55%, 9/29/49(b)........................             1,000         1,116,030
BB&T Corp.
   6.50%, 8/01/11...........................             1,000         1,005,000
Chase Manhattan Corp.
   7.00%, 11/15/09..........................             1,000         1,047,102


--------------------------------------------------------------------------------
14 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Cho Hung Bank Co., Ltd.
   11.875%, 4/01/10(b)......................            $  420     $     443,898
Citicorp
   6.375%, 11/15/08.........................               500           505,798
First Massachusetts Bank
   7.625%, 6/15/11..........................               800           834,808
First Union Capital II
   7.95%, 11/15/29..........................             1,350         1,423,460
First Union National Bank
   7.80%, 8/18/10...........................               850           934,914
Hanvit Bank
   12.75%, 3/01/10(b).......................             1,300         1,413,750
HSBC Capital Funding LP
   9.547%, 12/31/49(b)......................             1,200         1,396,637
   10.176%, 12/31/49(b).....................             1,300         1,677,650
Sanwa Bank, Ltd.
   7.40%, 6/15/11...........................             1,600         1,578,067
Unicredito Italiano Capital Trust
   9.20%, 10/29/49(b).......................               850           959,616
Zions Financial Corp.
   6.95%, 5/15/11(b)........................               800           815,015
                                                                   -------------
                                                                      16,035,063
                                                                   -------------
Broadcasting/Media-0.7%
Antenna TV, SA
   9.75%, 7/01/08(b)(d).....................               400           339,675
AT&T Corp.- Liberty Media Group
   8.25%, 2/01/30...........................             1,250         1,065,430
Clear Channel Communications, Inc.
   7.875%, 6/15/05..........................               850           908,256
Liberty Media Corp.
   7.875%, 7/15/09(b).......................             1,350         1,308,957
PRIMEDIA, Inc.
   8.875%, 5/15/11(b).......................               800           772,000
                                                                   -------------
                                                                       4,394,318
                                                                   -------------
Building/Real Estate-0.1%
Meritage Corp.
   9.75%, 6/01/11(b)........................               400           415,000
                                                                   -------------

Cable-0.4%
Charter Communications Holdings
   10.00%, 5/15/11(b).......................               800           816,000
Cox Communications, Inc.
   7.75%, 11/01/10..........................               850           906,248
Shaw Communications, Inc.
   8.25%, 4/11/10...........................               850           914,838
                                                                   -------------
                                                                       2,637,086
                                                                   -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Chemicals-0.3%
Airgas, Inc.
   9.125%, 10/01/11(b)......................            $  250     $     257,500
Lyondell Chemical Co.
   9.875%, 5/01/07..........................             1,350         1,363,500
Resolution Performance Products
   13.50%, 11/15/10.........................               250           270,625
                                                                   -------------
                                                                       1,891,625
                                                                   -------------
Communications-1.7%
AT&T Canada, Inc.
   7.65%, 9/15/06...........................               800           793,296
British Telecommunications Plc
   8.375%, 12/15/10.........................             2,300         2,536,244
Global TeleSystems, Inc.
   11.00%, 12/01/09(d)......................               400            56,029
Paramount Communications, Inc.
   7.50%, 7/15/23...........................             1,700         1,666,690
Qwest Capital Funding, Inc.
   7.90%, 8/15/10...........................               850           908,517
Sprint Capital Corp.
   6.875%, 11/15/28.........................             1,700         1,530,709
   7.625%, 1/30/11..........................             2,175         2,249,672
WorldCom, Inc.-WorldCom Group
   8.25%, 5/15/31...........................             1,600         1,645,210
                                                                   -------------
                                                                      11,386,367
                                                                   -------------
Communications - Mobile-0.6%
AT&T Wireless Services, Inc.
   7.875%, 3/01/11(b).......................             2,000         2,100,472
Nextel Communications, Inc.
   9.375%, 11/15/09.........................               750           619,688
TELUS Corp.
   7.50%, 6/01/07...........................               800           840,666
Tritel PCS, Inc.
   10.375%, 1/15/11.........................               300           280,500
                                                                   -------------
                                                                       3,841,326
                                                                   -------------
Energy-0.8%
Apache Finance PTY, Ltd.
   6.50%, 12/15/07..........................             1,250         1,283,970
Conoco, Inc.
   5.90%, 4/15/04...........................               850           869,223
Pemex Project Funding Master Trust
   9.125%, 10/13/10.........................               850           893,563
Union Pacific Resources Group, Inc.
   7.30%, 4/15/09...........................               850           900,965
Yosemite Security Trust I
   8.25%, 11/15/04(b).......................             1,300         1,356,980
                                                                   -------------
                                                                       5,304,701
                                                                   -------------


--------------------------------------------------------------------------------
16 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Financial-1.5%
Capital One Bank
   6.875%, 2/01/06..........................           $ 1,900     $   1,897,424
Ford Motor Credit Co.
   7.875%, 6/15/10..........................               400           432,835
Goldman Sachs Group, Inc.
   6.65%, 5/15/09...........................               800           815,516
Household Finance Corp.
   6.50%, 1/24/06...........................               425           440,424
   7.875%, 3/01/07..........................             1,350         1,482,471
Lehman Brothers Holdings, Inc.
   7.875%, 8/15/10..........................               850           921,031
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09...........................             1,000           992,806
PXRE Capital Trust I
   8.85%, 2/01/27...........................               750           574,814
Sovereign Real Estate Investor Trust pfd.
   12.00%, 8/29/49(b).......................               500           500,625
Washington Mutual Finance Corp.
   8.25%, 6/15/05...........................             1,250         1,365,079
Yell Finance BV
   10.75%, 8/01/11(b).......................               400           408,000
                                                                   -------------
                                                                       9,831,025
                                                                   -------------
Food/Beverage-0.4%
Fosters Fin Corp.
   6.875%, 6/15/11(b).......................               800           817,258
Kellogg Co. Series B
   6.60%, 4/01/11(b)........................               700           706,714
Ralston Purina Co.
   8.625%, 2/15/22..........................             1,200         1,440,418
                                                                   -------------
                                                                       2,964,390
                                                                   -------------
Gaming-0.1%
Choctaw Resort Development Enterprise
   9.25%, 4/01/09(b)........................               800           824,000
                                                                   -------------

Healthcare-0.3%
HCA-The Healthcare Co.
   7.875%, 2/01/11..........................               800           826,000
   8.75%, 9/01/10...........................               250           271,250
Tenet Healthcare Corp.
   8.00%, 1/15/05...........................               850           898,875
                                                                   -------------
                                                                       1,996,125
                                                                   -------------
Industrial-0.4%
Continental Cablevision, Inc.
   9.00%, 9/01/08...........................             1,700         1,941,344
Deere & Co.
   7.85%, 5/15/10...........................               850           935,050
                                                                   -------------
                                                                       2,876,394
                                                                   -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 17

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Insurance-0.6%
Frank Russell & Co.
   5.625%, 1/15/09(b).......................           $ 1,000     $     960,776
Markel Capital Trust I Series B
   8.71%, 1/01/46...........................               800           642,754
Prudential Insurance Co.
   8.30%, 7/01/25(b)........................             2,000         2,189,940
                                                                   -------------
                                                                       3,793,470
                                                                   -------------
Non-Air Transportation-0.2%
Union Pacific Corp.
   6.625%, 2/01/29..........................             1,700         1,607,115
                                                                   -------------

Paper/Packaging-0.1%
Abitibi-Consolidated, Inc.
   8.55%, 8/01/10...........................               500           540,414
                                                                   -------------

Petroleum Products-0.1%
Canadian Natural Resources, Ltd.
   6.70%, 7/15/11...........................               700           703,090
                                                                   -------------

Public Utilities - Electric & Gas-1.3%
Calpine Corp
   8.50%, 2/15/11...........................               400           402,000
Dominion Resources Capital Trust III
   8.40%, 1/15/31...........................               800           862,542
Dominion Resources, Inc.
   8.125%, 6/15/10..........................               850           948,410
DPL, Inc.
   8.25%, 3/01/07...........................             1,000         1,078,024
FPL Energy Virginia Funding Corp.
   7.52%, 6/30/19...........................               700           707,803
Mission Energy Holding Co.
   13.50%, 7/15/08..........................               400           405,000
Nevada Power Co.
   8.25%, 6/01/11...........................               800           865,854
Progress Energy, Inc.
   7.10%, 3/01/11...........................             1,600         1,677,478
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09.........................               850           944,081
Yorkshire Power
   8.25%, 2/15/05(b)........................               850           928,697
                                                                   -------------
                                                                       8,819,889
                                                                   -------------
Retail-0.4%
J.C. Penney & Co., Inc.
   7.60%, 4/01/07...........................               400           380,310
K Mart Funding Corp.
   9.44%, 7/01/18...........................               850           748,829


--------------------------------------------------------------------------------
18 o ALLIANCE BALANCED SHARES

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
Company                                                  (000)             Value
--------------------------------------------------------------------------------

Kohl's Corp.
   7.25%, 6/01/29...........................            $  850     $     870,582
Sears Roebuck Acceptance Corp.
   7.00%, 2/01/11...........................               500           508,446
                                                                   -------------
                                                                       2,508,167
                                                                   -------------
Sovereign-0.1%
Quebec Province of Canada
   7.50%, 9/15/29...........................               850           924,579
                                                                   -------------

Supermarket/Drug-0.1%
Delhaize America, Inc.
   9.00%, 4/15/31(b)........................               700           804,514
                                                                   -------------

Technology-0.2%
Marconi Corp. Plc
   7.75%, 9/15/10...........................               400           319,049
Motorola, Inc.
   7.625%, 11/15/10.........................               875           870,826
                                                                   -------------
                                                                       1,189,875
                                                                   -------------
Yankee Bond-0.1%
Deutsche Capital Bank
   7.872%, 12/29/49(b)......................               900           948,742
                                                                   -------------
                                                                      88,989,995
                                                                   -------------
Total Debt Obligations
   (cost $250,795,913)......................                         259,037,768
                                                                   -------------

Short-Term Investment-5.7%
Time Deposit-5.7%
State Street Euro Dollar
   3.25%, 8/01/01
   (amortized cost $38,328,000).............            38,328        38,328,000
                                                                   -------------

Total Investments-99.2%
   (cost $620,815,599)......................                         669,602,428
Other assets less liabilities-0.8%..........                           5,447,326
                                                                   -------------

Net Assets-100%.............................                       $ 675,049,754
                                                                   =============

(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to certain qualified buyers. At July 31, 2001, the aggregate market value of these securities amounted to $25,576,429 representing 3.8% of net assets.

(c)   Restricted and Illiquid security, valued at fair value (see note A).

(d) Securities or portion thereof, with an aggregate market value of $1,843,673 have been segregated to collateralize forward exchange currency contracts.

      Glossary:

      ADR - American Depositary Receipt

      See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 19

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2001

Assets
Investments in securities, at value (cost $620,815,599) .......     $669,602,428
Cash ..........................................................              908
Dividends and interest receivable .............................        5,730,531
Receivable for capital stock sold .............................        4,566,955
Receivable for investment securities sold .....................          430,748
                                                                    ------------
Total assets ..................................................      680,331,570
                                                                    ------------
Liabilities
Payable for capital stock redeemed ............................        2,374,044
Payable for investment securities purchased ...................        1,794,279
Distribution fee payable ......................................          374,358
Advisory fee payable ..........................................          286,849
Unrealized depreciation of forward exchange
   currency contract ..........................................           17,788
Accrued expenses ..............................................          434,498
                                                                    ------------
Total liabilities .............................................        5,281,816
                                                                    ------------
Net Assets ....................................................     $675,049,754
                                                                    ============
Composition of Net Assets
Capital stock, at par .........................................     $    432,957
Additional paid-in capital ....................................      614,066,728
Undistributed net investment income ...........................          881,075
Accumulated net realized gain on investments and
   foreign currency transactions ..............................       10,910,277
Net unrealized appreciation of investments and
   foreign currency denominated assets and liabilities ........       48,758,717
                                                                    ------------
                                                                    $675,049,754
                                                                    ============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($282,873,669 / 17,719,004 shares of capital stock
   issued and outstanding) ....................................           $15.96
Sales charge--4.25% of public offering price ..................              .71
                                                                          ------
Maximum offering price ........................................           $16.67
                                                                          ======
Class B Shares
Net asset value and offering price per share
   ($277,138,316 / 18,102,945 shares of capital stock
   issued and outstanding) ....................................           $15.31
                                                                          ======
Class C Shares
Net asset value and offering price per share
   ($109,592,103 / 7,132,966 shares of capital stock
   issued and outstanding) ....................................           $15.36
                                                                          ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($5,445,666 / 340,802 shares of capital stock
   issued and outstanding) ....................................           $15.98
                                                                          ======

See notes to financial statements.


--------------------------------------------------------------------------------
20 o ALLIANCE BALANCED SHARES

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2001

Investment Income
Interest .....................................     $14,882,890
Dividends (net of foreign taxes
   withheld of $62,886) ......................       4,124,543     $ 19,007,433
                                                   -----------
Expenses
Advisory fee .................................       2,803,691
Distribution fee - Class A ...................         646,636
Distribution fee - Class B ...................       2,000,127
Distribution fee - Class C ...................         793,432
Transfer agency ..............................       1,095,345
Printing .....................................         321,597
Custodian ....................................         165,968
Administrative ...............................         138,000
Audit and legal ..............................         119,277
Registration .................................         116,168
Directors' fees ..............................          24,500
Miscellaneous ................................          16,908
                                                   -----------
Total expenses ...............................                        8,241,649
                                                                   ------------
Net investment income ........................                       10,765,784
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions ..............................                       17,581,334
Net realized gain on foreign currency
   transactions ..............................                           29,105
Net change in unrealized
   appreciation/depreciation of:
   Investments ...............................                       19,163,285
   Foreign currency denominated assets
     and liabilities .........................                          (30,676)
                                                                   ------------
Net gain on investments and foreign
   currency transactions .....................                       36,743,048
                                                                   ------------
Net Increase in Net Assets
   from Operations ...........................                     $ 47,508,832
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 21

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended        Year Ended
                                                  July 31,          July 31,
                                                    2001              2000
                                                =============     =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ......................    $  10,765,784     $   9,302,651
Net realized gain on investments and
   foreign currency transactions ...........       17,610,439        16,050,363
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ......       19,132,609          (582,410)
                                                -------------     -------------
Net increase in net assets
   from operations .........................       47,508,832        24,770,604
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A .................................       (5,625,358)       (4,642,454)
   Class B .................................       (3,695,734)       (2,618,817)
   Class C .................................       (1,454,404)       (1,170,847)
   Advisor Class ...........................         (108,774)          (69,052)
Net realized gain on investments
   Class A .................................      (10,176,896)       (8,408,044)
   Class B .................................       (8,304,060)       (6,361,863)
   Class C .................................       (3,284,527)       (2,911,398)
   Advisor Class ...........................         (150,953)         (109,815)
Capital Stock Transactions
Net increase ...............................      224,798,513        44,583,972
                                                -------------     -------------
Total increase .............................      239,506,639        43,062,286
Net Assets
Beginning of period ........................      435,543,115       392,480,829
                                                -------------     -------------
End of period (including undistributed
   net investment income of $881,075
   and $1,148,152, respectively) ...........    $ 675,049,754     $ 435,543,115
                                                =============     =============

See notes to financial statements.


--------------------------------------------------------------------------------
22 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2001

NOTE A

Significant Accounting Policies

Alliance Balanced Shares, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sale price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. Fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized foreign currency gains and losses represent foreign exchange gains and losses from sales and maturities of debt securities, and foreign exchange currency contracts and currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of foreign currency denominated dividends and interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The Fund does not isolate the effect of fluctuations in foreign currency exchange rates when determining the gain or loss upon the sale of equity securities. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. The Fund accretes discounts and amortizes premiums as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts


--------------------------------------------------------------------------------
24 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, permanent differences, primarily due to reclassification of distributions and foreign currency gains, resulted in a net decrease in undistributed net investment income and a corresponding increase in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at an annual rate of
 .625 of 1% of the first $200 million, .50 of 1% of the next $200 million and .45 of 1% of the excess over $400 million of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $138,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2001.

The Fund compensates Alliance Global Investor Services, Inc., (formerly, Alliance Fund Services, Inc.) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $805,468 for the year ended July 31, 2001.

For the year ended July 31, 2001, the Fund's expenses were reduced by $22,055 under an expense offset arrangement with Alliance Global Investor Services, Inc.

Alliance Fund Distributors, Inc., (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $78,721 from the sales of Class A shares and $14,445, $413,234 and $13,143 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2001.

Brokerage commissions paid on investment transactions for the year ended July 31, 2001, amounted to $653,003. For the period from August 1, 2000 to October 31, 2000, $9,059 was paid to Donaldson, Lufkin, & Jenrette Securities Corp. ("DLJ") directly and none was paid to brokers utilizing the services of the Pershing Division of DLJ, affiliates of the Adviser (whose affiliation ended on November 2, 2000). Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to July 31, 2001, brokerage commissions of $42,722 were paid to SCB.

Accrued expenses includes $17,606 owed to a Director under the Director's deferred compensation plan.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $10,389,371 and $1,441,660, for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $351,318,645 and $250,843,218, respectively, for the year ended July 31, 2001. There were purchases of $164,461,696 and sales of $56,510,173 of U.S. government and government agency obligations for the year ended July 31, 2001.

At July 31, 2001, the cost of investments for federal income tax purposes was $621,435,267. Gross unrealized appreciation of investments was $61,913,496 and gross unrealized depreciation of investments was $13,746,335 resulting in net unrealized appreciation on investments of $48,167,161, excluding foreign currency transactions.

In connection with the acquisition of Alliance Income Builder Fund, the Fund acquired a capital loss carryforward of $233,465. The Fund utilized $72,869 of that capital loss carryforward during the year ended July 31, 2001. At July 31, 2001 the Fund had a remaining capital loss carryforward of $35,621 expiring July 31, 2006 which may be used to offset future gains subject to certain limitations.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in net realized gain or loss on foreign currency transactions.


--------------------------------------------------------------------------------
26 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At July 31, 2001, the Fund had an outstanding forward exchange currency contract, to sell foreign currency against the U.S. dollar, as follows:

                                               US $
                            Contract       Value on           US $
                              Amount    Origination        Current    Unrealized
                               (000)           Date          Value  Depreciation
                ----------------------------------------------------------------

Forward Exchange
  Currency Sale
  Contract
Euro,
  settling 8/15/01               604       $510,984       $528,772       $17,788

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exer-


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 27

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

cised, the premium received reduces the cost basis of the security or currency purchased by the Fund. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Fund at a disadvantageous price.

For the year ended July 31, 2001, the Fund did not engage in any option transactions.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                        ------------------------      --------------------------
                                 Shares                        Amount
                        ------------------------      --------------------------
                        Year Ended    Year Ended      Year Ended     Year Ended
                          July 31,      July 31,        July 31,       July 31,
                              2001          2000            2001           2000
                        --------------------------------------------------------
Class A
Shares sold              6,112,816     4,381,847   $  96,568,621  $  65,651,632
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            906,817       777,215      13,807,406     11,307,743
-------------------------------------------------------------------------------
Shares converted
  from Class B             164,576       243,696       2,644,740      4,128,982
-------------------------------------------------------------------------------
Shares redeemed         (3,136,980)   (3,886,676)    (49,686,413)   (58,662,686)
-------------------------------------------------------------------------------
Net increase             4,047,229     1,516,082   $  63,334,354  $  22,425,671
===============================================================================

Class B
Shares sold              9,445,461     3,945,081   $ 143,120,583  $  57,574,657
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            743,140       596,251      10,856,846      8,359,361
-------------------------------------------------------------------------------
Shares converted
  to Class A              (175,146)     (284,739)     (2,644,740)    (4,128,982)
-------------------------------------------------------------------------------
Shares redeemed         (2,276,229)   (2,917,864)    (34,539,616)   (42,058,985)
-------------------------------------------------------------------------------
Net increase             7,737,226     1,338,729   $ 116,793,073  $  19,746,051
===============================================================================

Class C
Shares sold              3,558,176     1,376,349   $  54,197,275  $  20,016,497
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            280,462       257,921       4,109,752      3,627,738
-------------------------------------------------------------------------------
Shares redeemed         (1,050,664)   (1,481,923)    (16,036,093)   (21,546,748)
-------------------------------------------------------------------------------
Net increase             2,787,974       152,347   $  42,270,934  $   2,097,487
===============================================================================


--------------------------------------------------------------------------------
28 o ALLIANCE BALANCED SHARES

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                           ----------------------     -------------------------
                                   Shares                      Amount
                           ----------------------     -------------------------
                           Year Ended   Year Ended     Year Ended    Year Ended
                             July 31,     July 31,       July 31,      July 31,
                                 2001         2000           2001          2000
                           ----------------------------------------------------
Advisor Class
Shares sold                   305,428      63,541     $ 4,860,035     $ 963,319
-------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions                16,315      12,162         248,721       177,283
-------------------------------------------------------------------------------
Shares redeemed              (170,345)    (54,302)     (2,708,604)     (825,839)
-------------------------------------------------------------------------------
Net increase                  151,398      21,401     $ 2,400,152     $ 314,763
===============================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2001.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------------------
                                                                     Class A
                                ----------------------------------------------------------------------------------
                                                               Year Ended July 31,
                                ----------------------------------------------------------------------------------
                                       2001            2000            1999               1998               1997
                                ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $15.53          $15.63          $15.97             $16.17             $14.01
                                ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .39             .40             .36                .33                .31
Net realized and unrealized
  gain on investment
  transactions ..............          1.16             .49            1.29               1.86               3.97
                                ----------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....          1.55             .89            1.65               2.19               4.28
                                ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.38)           (.35)           (.34)              (.32)              (.32)
Distributions from net
  realized gains ............          (.74)           (.64)          (1.65)             (2.07)             (1.80)
                                ----------------------------------------------------------------------------------
Total dividends and
  distributions .............         (1.12)           (.99)          (1.99)             (2.39)             (2.12)
                                ----------------------------------------------------------------------------------
Net asset value,
  end of period .............        $15.96          $15.53          $15.63             $15.97             $16.17
                                ==================================================================================
Total Return
Total investment return based
  on net asset value(b)  ....         10.42%           6.22%          11.44%             14.99%             33.46%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $282,874        $212,326        $189,953           $123,623           $115,500
Ratio of expenses to average
  net assets ................          1.17%           1.12%           1.22%(c)           1.30%(c)           1.47%(c)
Ratio of net investment
  income to average net
  assets ....................          2.46%           2.62%           2.31%              2.07%              2.11%
Portfolio turnover rate .....            63%             76%            105%               145%               207%

See footnote summary on page 34.


--------------------------------------------------------------------------------
30 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------------------
                                                                     Class B
                                ----------------------------------------------------------------------------------
                                                               Year Ended July 31,
                                ----------------------------------------------------------------------------------
                                       2001            2000            1999               1998               1997
                                ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $14.96          $15.11          $15.54             $15.83             $13.79
                                ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .26             .27             .23                .21                .19
Net realized and unrealized
  gain on investment
  transactions ..............          1.12             .48            1.25               1.81               3.89
                                ----------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....          1.38             .75            1.48               2.02               4.08
                                ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.29)           (.26)           (.26)              (.24)              (.24)
Distributions from net
  realized gains ............          (.74)           (.64)          (1.65)             (2.07)             (1.80)
                                ----------------------------------------------------------------------------------
Total dividends and
  distributions .............         (1.03)           (.90)          (1.91)             (2.31)             (2.04)
                                ----------------------------------------------------------------------------------
Net asset value,
  end of period .............        $15.31          $14.96          $15.11             $15.54             $15.83
                                ==================================================================================
Total Return
Total investment return based
  on net asset value(b)  ....          9.63%           5.46%          10.56%             14.13%             32.34%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $277,138        $155,060        $136,384            $47,728            $24,192
Ratio of expenses to average
  net assets ................          1.93%           1.86%           1.97%(c)           2.06%(c)           2.25%(c)
Ratio of net investment
  income to average net
  assets ....................          1.70%           1.88%           1.56%              1.34%              1.32%
Portfolio turnover rate .....            63%             76%            105%               145%               207%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 31

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                ----------------------------------------------------------------------------------
                                                                     Class C
                                ----------------------------------------------------------------------------------
                                                               Year Ended July 31,
                                ----------------------------------------------------------------------------------
                                       2001            2000            1999               1998               1997
                                ----------------------------------------------------------------------------------
Net asset value,
  beginning of period .......        $15.01          $15.15          $15.57             $15.86             $13.81
                                ----------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ....           .26             .28             .24                .21                .20
Net realized and unrealized
  gain on investment
  transactions ..............          1.12             .48            1.25               1.81               3.89
                                ----------------------------------------------------------------------------------
Net increase in net asset
  value from operations .....          1.38             .76            1.49               2.02               4.09
                                ----------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income .........          (.29)           (.26)           (.26)              (.24)              (.24)
Distributions from net
  realized gains ............          (.74)           (.64)          (1.65)             (2.07)             (1.80)
                                ----------------------------------------------------------------------------------
Total dividends and
  distributions .............         (1.03)           (.90)          (1.91)             (2.31)             (2.04)
                                ----------------------------------------------------------------------------------
Net asset value,
  end of period .............        $15.36          $15.01          $15.15             $15.57             $15.86
                                ==================================================================================
Total Return
Total investment return based
  on net asset value(b)  ....          9.59%           5.52%          10.60%             14.09%             32.37%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ...........      $109,592         $65,214         $63,517            $10,855             $5,510
Ratio of expenses to average
  net assets ................          1.93%           1.86%           1.96%(c)           2.05%(c)           2.23%(c)
Ratio of net investment
  income to average net
  assets ....................          1.71%           1.88%           1.57%              1.36%              1.37%
Portfolio turnover rate .....            63%             76%            105%               145%               207%

See footnote summary on page 34.


--------------------------------------------------------------------------------
32 o ALLIANCE BALANCED SHARES

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                               ------------------------------------------------------------------------
                                                            Advisor Class
                               ------------------------------------------------------------------------
                                                                                               Oct. 2,
                                                 Year Ended July 31,                        1996(d) to
                               ------------------------------------------------------         July 31,
                                    2001          2000          1999             1998             1997
                               ------------------------------------------------------------------------
Net asset value,
  beginning of period ......      $15.54        $15.64        $15.98           $16.17           $14.79
                               ------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(a) ...         .44           .43           .39              .37              .23
Net realized and unrealized
  gain on investment
  transactions .............        1.16           .50          1.29             1.87             3.22
                               ------------------------------------------------------------------------
Net increase in net asset
  value from operations ....        1.60           .93          1.68             2.24             3.45
                               ------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ........        (.42)         (.39)         (.37)            (.36)            (.27)
Distributions from net
  realized gains ...........        (.74)         (.64)        (1.65)           (2.07)           (1.80)
                               ------------------------------------------------------------------------
Total dividends and
  distributions ............       (1.16)        (1.03)        (2.02)           (2.43)           (2.07)
                               ------------------------------------------------------------------------
Net asset value,
  end of period ............      $15.98        $15.54        $15.64           $15.98           $16.17
                               ========================================================================
Total Return
Total investment return
  based on net
  asset value(b) ...........       10.75%         6.48%        11.71%           15.32%           25.96%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) ..........      $5,446        $2,943        $2,627           $2,079           $1,565
Ratio of expenses to average
  net assets ...............         .91%          .86%          .97%(c)         1.06%(c)         1.30%(c)(e)
Ratio of net investment
  income to average
  net assets ...............        2.75%         2.88%         2.56%            2.33%            2.15%(e)
Portfolio turnover rate ....          63%           76%          105%             145%             207%

See footnote summary on page 34.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 33

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                                                       Period
                                              Year Ended July 31,       Ended
                                              -------------------    July 31,
                                               1999          1998        1997
                                              -------------------------------
      Class A                                 1.21%         1.29%       1.46%
      Class B                                 1.96%         2.05%       2.24%
      Class C                                 1.94%         2.04%       2.22%
      Advisor Class                            .96%         1.05%       1.29%(e)

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
34 o ALLIANCE BALANCED SHARES

                                                           ---------------------
                                                           REPORT OF INDEPENDENT
                                                           ACCOUNTANTS
                                                           ---------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Alliance Balanced Shares, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Alliance Balanced Shares, Inc. (the "Fund") at July 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
September 17, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code, we are advising you that the Fund paid $18,474,974 of long term capital gain distributions during the fiscal year ended July 31, 2001, subject to the maximum tax rate of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 35

-------------------------------
RESULTS OF SHAREHOLDERS MEETING
-------------------------------

RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of Shareholders of Alliance Balanced Shares, Inc. (the "Fund") was held on December 12, 2000, and adjourned until January 4, 2001. At the December 12, 2000 Meeting, with respect to the first two items business, the election of Directors and the ratification of independent auditors, the required number of outstanding shares were voted in favor of the proposals, and the proposals were approved. At the January 4, 2001 Meeting, the required number of outstanding shares voted in favor of the remaining proposals, and the proposals were approved. A description of each proposal and number of shares voted at the Meetings are as follows:

                                                                 Withheld
                                                    Voted For    Authority
================================================================================
1. To elect eight
   Directors of the
   Fund, each such
   Director to hold
   office until his or
   her successor is
   duly elected and
   qualified.
                    Ruth Block                     20,908,939     498,401
                    John D. Carifa                 20,921,616     485,724
                    David H. Dievler               20,902,035     505,304
                    John H. Dobkin                 20,899,763     507,577
                    William H. Foulk, Jr.          20,919,667     487,673
                    Dr. James M. Hester            20,898,686     508,653
                    Clifford L. Michel             20,916,894     490,445
                    Donald J. Robinson             20,898,659     508,681

                                         Voted                    Broker
                            Voted For   Against     Abstained    Non-Votes
================================================================================
   To ratify the
   selection of
   PricewaterhouseCoopers
   LLP as independent
   auditors of the Fund
   for fiscal year
   ending July 31, 2000.   20,754,564   208,301       444,474

   To approve an
   amendment of the
   Fund's fundamental
   policy to permit the
   Fund to engage in
   securities lending
   to the extent
   permitted by the
   Investment Company
   Act of 1940, as
   amended (the "1940"
   Act).                   14,908,225   746,401       607,059    5,145,654

   Approval of a
   proposal to amend a
   fundamental policy
   relating to
   portfolio
   diversification to
   permit the Fund to
   fully use the
   investment latitude
   for diversified
   funds established by
   the 1940 Act.           15,118,174   579,202       564,309    5,145,654


--------------------------------------------------------------------------------
36 o ALLIANCE BALANCED SHARES

                                                 -------------------------------
                                                 RESULTS OF SHAREHOLDERS MEETING
                                                 -------------------------------

                                         Voted                    Broker
                            Voted For   Against     Abstained    Non-Votes
================================================================================
   Approval of a
   proposal to amend a
   fundamental policy
   to permit the Fund
   to purchase and sell
   financial forward
   and futures
   contracts and
   options thereon.        14,999,465   715,334       546,886    5,145,654

   Approval of a
   proposal to
   reclassify the
   fundamental policy
   investments in
   illiquid securities
   as non-fundamental
   and to revise the
   policy.                 14,926,106   662,271       673,308    5,145,654


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 37

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

Federal Reserve Board

The seven-member board that oversees Federal Reserve Banks, establishes monetary policy and monitors the country's economic state.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
38 o ALLIANCE BALANCED SHARES

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 39

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements

      Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o The Alliance Advance A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
40 o ALLIANCE BALANCED SHARES

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Paul C. Rissman, Senior Vice President
Andrew M. Aran, Vice President
Thomas J. Bardong, Vice President
Frank V. Caruso, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Distributor

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Accountants

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 41

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
42 o ALLIANCE BALANCED SHARES

NOTES


--------------------------------------------------------------------------------
                                                   ALLIANCE BALANCED SHARES o 43

NOTES


--------------------------------------------------------------------------------
44 o ALLIANCE BALANCED SHARES

Alliance Balanced Shares

1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

BALAR701